                                                                         EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1. ESL PARTNERS, L.P.

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Item                                   Information
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Name:                                  ESL Partners, L.P.
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Address:                               1170 Kane Concourse, Suite 200, Bay Harbor,
                                       FL 33154
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Designated Filer:                      Edward S. Lampert
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Date of Event Requiring                June 28, 2013
Statement(Month/Day/Year):
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Issuer Name and Ticker or              Sears Holdings Corporation [SHLD]
Trading Symbol:
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Relationship of Reporting              10% Owner
Person(s) to Issuer:
-------------------------------------- ---------------------------------------------
If Amendment, Date Original            Not Applicable
Filed(Month/Day/Year):
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Individual or Joint/Group Filing:      Form filed by More than One Reporting Person
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Signature:                             By:      RBS Partners, L.P.
                                       Its:     General Partner

                                       By:      ESL Investments, Inc.
                                       Its:     General Partner

                                       By:      /s/ Edward S. Lampert
                                                ---------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    July 2, 2013
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2. SPE I PARTNERS, LP

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Item                                   Information
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Name:                                  SPE I Partners, LP

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Address:                               1170 Kane Concourse, Suite 200, Bay Harbor,
                                       FL 33154
-------------------------------------- ----------------------------------------------
Designated Filer:                      Edward S. Lampert

-------------------------------------- ----------------------------------------------
Date of Event Requiring                June 28, 2013
Statement(Month/Day/Year):
-------------------------------------- ----------------------------------------------
Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:
-------------------------------------- ----------------------------------------------
Relationship of Reporting              10% Owner
Person(s) to Issuer:
-------------------------------------- ----------------------------------------------
If Amendment, Date Original            Not Applicable
Filed(Month/Day/Year):
-------------------------------------- ----------------------------------------------
Individual or Joint/Group Filing:      Form filed by More than One Reporting Person
-------------------------------------- ----------------------------------------------
Signature:                             By:      RBS Partners, L.P.
                                       Its:     General Partner

                                       By:      ESL Investments, Inc.
                                       Its:     General Partner

                                       By:      /s/ Edward S. Lampert
                                                ---------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    July 2, 2013

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3. SPE MASTER I, LP

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Item                                   Information
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Name:                                  SPE Master I, LP
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Address:                               1170 Kane Concourse, Suite 200, Bay Harbor,
                                       FL 33154
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Designated Filer:                      Edward S. Lampert
-------------------------------------- ----------------------------------------------
Date of Event Requiring                June 28, 2013
Statement(Month/Day/Year):
-------------------------------------- ----------------------------------------------
Issuer Name and Ticker or              Sears Holdings Corporation [SHLD]
Trading Symbol:
-------------------------------------- ----------------------------------------------
Relationship of Reporting              10% Owner
Person(s) to Issuer:
-------------------------------------- ----------------------------------------------
If Amendment, Date Original            Not Applicable
Filed(Month/Day/Year):
-------------------------------------- ----------------------------------------------
Individual or Joint/Group Filing:      Form filed by More than One Reporting Person
-------------------------------------- ----------------------------------------------
Signature:                             By:      RBS Partners, L.P.
                                       Its:     General Partner

                                       By:      ESL Investments, Inc.
                                       Its:     General Partner

                                       By:      /s/ Edward S. Lampert
                                                ---------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    July 2, 2013
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4. RBS PARTNERS, L.P.

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Item                                   Information
-------------------------------------- ----------------------------------------------
Name:                                  RBS Partners, L.P.
-------------------------------------- ----------------------------------------------
Address:                               1170 Kane Concourse, Suite 200, Bay Harbor,
                                       FL 33154
-------------------------------------- ----------------------------------------------
Designated Filer:                      Edward S. Lampert
-------------------------------------- ----------------------------------------------
Date of Event Requiring                June 28, 2013
Statement(Month/Day/Year):
-------------------------------------- ----------------------------------------------
Issuer Name and Ticker or              Sears Holdings Corporation [SHLD]
Trading Symbol:
-------------------------------------- ----------------------------------------------
Relationship of Reporting              10% Owner
Person(s) to Issuer:
-------------------------------------- ----------------------------------------------
If Amendment, Date Original            Not Applicable
Filed (Month/Day/Year):
-------------------------------------- ----------------------------------------------
Individual or Joint/Group Filing:      Form filed by More than One Reporting Person
-------------------------------------- ----------------------------------------------
Signature:                             By:      ESL Investments, Inc.
                                       Its:     General Partner

                                       By:      /s/ Edward S. Lampert
                                                ---------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    July 2, 2013
-------------------------------------- ----------------------------------------------

5. ESL INSTITUTIONAL PARTNERS, L.P.

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Item                                   Information
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Name:                                  ESL Institutional Partners, L.P.
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Address:                               1170 Kane Concourse, Suite 200, Bay Harbor,
                                       FL 33154
-------------------------------------- ----------------------------------------------
Designated Filer:                      Edward S. Lampert
-------------------------------------- ----------------------------------------------
Date of Event Requiring                June 28, 2013
Statement(Month/Day/Year):
-------------------------------------- ---------------------------------------------
Issuer Name and Ticker or              Sears Holdings Corporation [SHLD]
Trading Symbol:
-------------------------------------- ----------------------------------------------
Relationship of Reporting              10% Owner
Person(s) to Issuer:
-------------------------------------- ----------------------------------------------
If Amendment, Date Original            Not Applicable
Filed (Month/Day/Year):
-------------------------------------- ----------------------------------------------
Individual or Joint/Group Filing:      Form filed by More than One Reporting Person
-------------------------------------- ----------------------------------------------
Signature:                             By:      RBS Investment Management, L.L.C.
                                       Its:     General Partner

                                       By:      ESL Investments, Inc.
                                       Its:     Manager

                                       By:      /s/ Edward S. Lampert
                                                ---------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    July 2, 2013
-------------------------------------- ---------------------------------------------

6. RBS INVESTMENT MANAGEMENT, L.L.C.

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Item                                   Information
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Name:                                  RBS Investment Management, L.L.C.
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Address:                               1170 Kane Concourse, Suite 200, Bay Harbor,
                                       FL 33154
-------------------------------------- ----------------------------------------------
Designated Filer:                      Edward S. Lampert
-------------------------------------- ----------------------------------------------
Date of Event Requiring                June 28, 2013
Statement(Month/Day/Year):
-------------------------------------- ----------------------------------------------
Issuer Name and Ticker or              Sears Holdings Corporation [SHLD]
Trading Symbol:
-------------------------------------- ----------------------------------------------
Relationship of Reporting              10% Owner
Person(s) to Issuer:
-------------------------------------- ----------------------------------------------
If Amendment, Date Original            Not Applicable
Filed(Month/Day/Year):
-------------------------------------- ----------------------------------------------
Individual or Joint/Group Filing:      Form filed by More than One Reporting Person
-------------------------------------- ----------------------------------------------
Signature:                             By:      ESL Investments, Inc.
                                       Its:     Manager

                                       By:      /s/ Edward S. Lampert
                                                ---------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    July 2, 2013
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7. CRK PARTNERS, L.L.C.

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Item                                   Information
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Name:                                  CRK Partners, L.L.C.
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Address:                               1170 Kane Concourse, Suite 200, Bay Harbor,
                                       FL 33154
-------------------------------------- ----------------------------------------------
Designated Filer:                      Edward S. Lampert
-------------------------------------- ----------------------------------------------
Date of Event Requiring                June 28, 2013
Statement(Month/Day/Year):
-------------------------------------- ----------------------------------------------
Issuer Name and Ticker or              Sears Holdings Corporation [SHLD]
Trading Symbol:
-------------------------------------- ----------------------------------------------
Relationship of Reporting              10% Owner
Person(s) to Issuer:
-------------------------------------- ----------------------------------------------
If Amendment, Date Original            Not Applicable
Filed (Month/Day/Year):
-------------------------------------- ----------------------------------------------
Individual or Joint/Group Filing:      Form filed by More than One Reporting Person
-------------------------------------- ----------------------------------------------
Signature:                             By:      ESL Investments, Inc.
                                       Its:     Sole Member

                                       By:      /s/ Edward S. Lampert
                                                ---------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    July 2, 2013

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8. ESL INVESTMENTS, INC.

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Item                                   Information
-------------------------------------- ----------------------------------------------
Name:                                  ESL Investments, Inc.
-------------------------------------- ----------------------------------------------
Address:                               1170 Kane Concourse, Suite 200, Bay Harbor,
                                       FL 33154
-------------------------------------- ----------------------------------------------
Designated Filer:                      Edward S. Lampert
-------------------------------------- ----------------------------------------------
Date of Event Requiring                June 28, 2013
Statement(Month/Day/Year):
-------------------------------------- ----------------------------------------------
Issuer Name and Ticker or              Sears Holdings Corporation [SHLD]
Trading Symbol:
-------------------------------------- ----------------------------------------------
Relationship of Reporting              10% Owner
Person(s) to Issuer:
-------------------------------------- ----------------------------------------------
If Amendment, Date Original            Not Applicable
Filed (Month/Day/Year):
-------------------------------------- ----------------------------------------------
Individual or Joint/Group Filing:      Form filed by More than One Reporting Person
-------------------------------------- ----------------------------------------------
Signature:
                                       By:      /s/ Edward S. Lampert
                                                ---------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    July 2, 2013
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